UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2016 (September 14, 2016)

GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	001-13796 (Commission File Number)	58-0285030 (IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA 30319 (Address of Principal Executive Office)

Registrant’s telephone number, including area code (404) 504 - 9828

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2016, Gray Television, Inc. (“Gray”, “we” or the “Company”) issued (i) $525,000,000 in aggregate principal amount of its 5.125% Senior Notes due 2024 (the “2024 Notes”) pursuant to an indenture, dated as of September 14, 2016, between Gray, the subsidiary guarantors named therein (collectively, the “Guarantors”) and U.S. Bank National Association, as trustee (the “2024 Notes Indenture”); and (ii) $200,000,000 in aggregate principal amount of its 5.875% Senior Notes due 2026 (the “Additional 2026 Notes” and, together with the 2024 Notes, the “Notes”) pursuant to a supplemental indenture (the “2026 Notes Supplemental Indenture”) to that certain indenture, dated as of June 14, 2016, between Gray, the Guarantors and the Trustee (the “2026 Notes Base Indenture” and, together with the 2026 Notes Supplemental Indenture, the “2026 Notes Indenture”). The 2024 Notes were issued at 100.000% of par. The Additional 2026 Notes were issued at 103.000% of par plus accrued interest from and including June 14, 2016, resulting in an effective yield of 5.398%. The Notes were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) or to persons outside the United States under Regulation S of the Securities Act.

The 2024 Notes mature on October 15, 2024. Interest accrues on the 2024 Notes from September 14, 2016, and is payable semiannually, on April 15 and October 15 of each year, beginning on April 15, 2017. We may redeem some or all of the 2024 Notes at any time after October 15, 2019 at redemption prices specified in the 2024 Notes Indenture. We may also redeem up to 35% of the aggregate principal amount of the 2024 Notes before October 15, 2019 using the net cash proceeds from certain equity offerings. In addition, we may redeem some or all of the 2024 Notes at any time prior to October 15, 2019 at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a make whole premium set forth in the 2024 Notes Indenture. If we sell certain of our assets or experience specific kinds of changes of control, we must offer to repurchase the 2024 Notes.

A copy of the 2024 Notes Indenture, including the form of the 2024 Notes, is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 4.1 and is incorporated by reference herein. The foregoing description of the 2024 Notes and the 2024 Notes Indenture is qualified in its entirety by reference to the complete text of the 2024 Notes Indenture.

The Additional 2026 Notes are part of the same issuance of, and rank equally and form a single series with, the $500,000,000 aggregate principal amount of Gray’s 5.875% Senior Notes due 2026 (the “Existing 2026 Notes” and, together with the Additional 2026 Notes, the “2026 Notes”), which were issued under the 2026 Notes Base Indenture on June 14, 2016. The Additional 2026 Notes have substantially identical terms to the Existing 2026 Notes.

The 2026 Notes mature on July 15, 2026. Interest accrues on the 2026 Notes from June 14, 2016, and is payable semiannually, on January 15 and July 15 of each year, beginning on January 15, 2017. We may redeem some or all of the 2026 Notes at any time after July 15, 2021 at redemption prices specified in the 2026 Notes Indenture. We may also redeem up to 35% of the aggregate principal amount of the 2026 Notes before July 15, 2019 using the net cash proceeds from certain equity offerings. In addition, we may redeem some or all of the 2026 Notes at any time prior to July 15, 2021 at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a make whole premium set forth in the 2026 Notes Indenture. If we sell certain of our assets or experience specific kinds of changes of control, we must offer to repurchase the 2026 Notes.

A copy of the 2026 Notes Supplemental Indenture is attached to this Report as Exhibit 4.2 and is incorporated by reference herein. The 2026 Notes Base Indenture and the form of the 2026 Notes have previously been filed with the SEC as Exhibits 4.1 and Exhibit 4.2, respectively, to Gray’s Current Report on Form 8-K filed on June 14, 2016, and are incorporated by reference as if fully set forth herein. The foregoing description of the 2026 Notes and the 2026 Notes Indenture is qualified in its entirety by reference to the complete text of the 2026 Notes Indenture.

The Notes and related guarantees are Gray’s and the Guarantors’ senior unsecured obligations. The Notes and guarantees rank:

●	equally in right of payment with all of Gray’s and the Guarantors’ existing and future senior unsecured debt;

●	senior in right of payment to all of Gray’s and the Guarantors’ existing and future subordinated debt;

●

effectively junior to any of Gray’s and the Guarantors’ existing and future secured debt (including under the Company’s senior credit facility) to the extent of the value of the assets securing such debt; and

●	structurally junior to any debt and liabilities of Gray’s subsidiaries, if any, that do not guarantee the Notes.

Gray used a portion of the proceeds from the sale of the Notes to complete a cash tender offer (the “Tender Offer”) for any and all of its outstanding $675.0 million aggregate principal amount 7½% Senior Notes due 2020 (the “2020 Notes”). Gray intends to use the remaining proceeds to redeem the 2020 Notes that remained outstanding after the completion of the Tender Offer.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information contained in Item 1.01 above is hereby incorporated by reference.

Item 8.01 Other Events.

On September 14, 2016, Gray issued a press release (the “Closing Press Release”) announcing the closing of the sale of the Notes.

A copy of the Closing Press Release is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

Also on September 14, 2016, Gray issued a press release (the “Tender Offer Press Release”) announcing the completion of the Tender Offer and the delivery of a Notice of Redemption to the holders of the 2020 Notes.

A copy of the Tender Offer Press Release is attached to this Report as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
4.1	Indenture, dated as of September 14, 2016, by and among Gray Television, Inc., the guarantors signatory thereto and U.S. Bank National Association, as Trustee.
4.2	First Supplemental Indenture, dated as of September 14, 2016, by and among Gray Television, Inc., the guarantors signatory thereto and U.S. Bank National Association, as Trustee.
99.1	Press release, dated September 14, 2016.
99.2	Press release, dated September 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: September 14, 2016	By:	/s/ James C. Ryan
James C. Ryan Executive Vice President and Chief Financial Officer

EXHIBIT index

Number	Exhibit
4.1	Indenture, dated as of September 14, 2016, by and among Gray Television, Inc., the guarantors signatory thereto and U.S. Bank National Association, as Trustee.
4.2	First Supplemental Indenture, dated as of September 14, 2016, by and among Gray Television, Inc., the guarantors signatory thereto and U.S. Bank National Association, as Trustee.
99.1	Press release, dated September 14, 2016.
99.2	Press release, dated September 14, 2016.